Annual
Report


Needham Growth Fund
----------------------------------------------------------------------

Year ended December 31, 1998

                                                                  [NEEDHAM LOGO]

[NEEDHAM LOGO]

Needham Growth Fund
445 Park Avenue
New York, New York 10022-2606

1-800-625-7071


Annual Report
for the year ended December 31, 1998

                                                              Annual Report 1998
--------------------------------------------------------------------------------

                                                  Needham Growth Fund -- seeking
                                                  to build wealth for long-term
                                                  investors.





                    Contents

                    Letter from the Advisor                                 2
                    Statement of Net Assets                                 5
                    Schedule of Securities Sold Short                       8
                    Statement of Operations                                 9
                    Statements of Changes in Net Assets                    10
                    Financial Highlights                                   11
                    Notes to Financial Statements                          12
                    Report of Independent Public Accountants               14

Needham Growth Fund
--------------------------------------------------------------------------------

                                                                Year End Results
                                                                   December 1998


Dear Shareholders, Friends of Needham and Prospective Shareholders,

We are pleased to report performance results for the Needham Growth Fund ("NGF") for the quarter ended December 31, 1998 (4Q98), for the year ended December 31, 1998 (1998) and for the three year period ended December 31, 1998 (3 Years). Our performance relative to the major indices for these periods is as follows:



             Benchmarks                         4Q98               1998          3 Years(6)
             ----------                         ----               ----          ----------
    Needham Growth Fund(1)                     26.06%             19.85%          28.08%(7)
    Dow Jones Industrial Average(2)            17.58%             18.15%          23.84%
    S&P 500 Index(3)                           21.28%             28.58%          28.13%
    S&P 400 Midcap Index(4)                    28.16%             19.09%          23.29%
    Russell 2000 Index(5)                      16.44%             (2.24)%         11.64%


1. Investment results calculated after reinvestment of dividends.

2. Dow Jones Industrial Average is a daily measure of selected stocks traded on the NYSE.

3. S&P 500 stock index is a broad unmanaged measure of the U.S. stock market and is not available for purchase.

4. S&P 400 Midcap stock index is a broad unmanaged measure of the U.S. stock market and is not available for purchase.

5. Russell 2000 stock index is a broad unmanaged index comprised of the smallest 2000 NASDAQ companies and is not available for purchase.

6. Compound average annual growth rate. Assumes all dividends are reinvested in shares of the Fund.

7. Total return for the 3 Years was 110.09%, assuming all dividends are reinvested in shares of the Fund.


Note: The average annual returns shown above are historical and reflect changes in share price, reinvested dividends and are net of expenses. Investment results and the principal value of an investment will vary. Past performance noted above does not guarantee future results. When shares are redeemed, they may be worth more or less than their original cost. Since inception, the Fund's Adviser has absorbed certain expenses of the Fund, without which returns would have been lower.

Background

The fourth quarter 1998 for the Needham Growth Fund (the "Fund" or "NGF") was the quarter of the "Comeback Kid". To the surprise of many and after a very difficult third quarter owing to domestic earnings concerns, international dislocations and some credit crises, the Federal Reserve, in a series of rapid fire moves, lowered short term interest rates. Corporate third quarter earnings, to the surprise of many, turned out to be better than expected, especially for our technology companies.

Investment Strategy

NGF seeks to create long-term tax efficient capital appreciation for its investors. To this end, NGF targets companies with products or services that are selling or marketing into high growth markets. They normally have earnings growth of at least 20%, product and market dominance, and the ability to consolidate their market positions. They may have a competitive advantage by acquiring and retaining more customers, driving costs down and profits up. NGF also looks for seasoned and motivated management with "incentives" to win. Companies with these characteristics sometimes find themselves in a temporary earnings downturn or shortfall or may be in a product transition. This often causes aggressive growth and momentum investors to sell. At this point, NGF may deem the stock to be reasonably priced and purchase it for long-term capital appreciation. Hence, the discipline called, "Growth At a Reasonable Price" ("GARP").

Investment Profile

At December 31, 1998, NGF's sector holdings consisted of the following:

In the printed version of the document, a line graph appears which depicts the following plot points:


Retail & Business Services
8%

Short-Term Investments
2%

Technology & Telecommunications
49%

Healthcare
7%

Drugs & Biotechnology
6%

Media/Leisure
27%

Oil & Gas
1%


The market value of stocks sold short represented approximately 9.2% of the total value of the long portfolio held by the Needham Growth Fund.

NGF's top ten holdings at quarter end (in descending order of market value) were Tele-Communications, Inc. Series A Liberty Media Group, Sanmina Corp., Comcast Corp., Class A, Envoy Corp., Cablevision Systems Corp., Class A, Aspen Technology, Inc., Fore Systems, Inc., Analog Devices, Inc., Galileo Technology, Ltd., and Park Electrochemical Corp.

                                                             Annual Report 1998
-------------------------------------------------------------------------------

Investment Analysis

The technology sector, in general, continues to offer extremely attractive long term growth opportunities. Early in the fourth quarter we were fortunate enough to have had many technology stocks that we had wanted to buy earlier in the year fall to a level consistent with our investment discipline of GARP. We therefore took significant positions in high quality mid-cap names such as Actel Corp., Analog Devices, Inc., Fore Systems, Inc., Park Electrochemical Corp., and Sanmina Corp. In general, the semiconductor manufacturing, semiconductor capital equipment, contract manufacturing and networking equipment areas provided us with excellent capital appreciation during the quarter. The enterprise software area was generally disappointing and therefore this is the area where we have concentrated many of our short positions. There are now some good values for the long term investor in this area and we have raised our exposure accordingly. Obviously the Internet, as a means of communication, entertainment and commerce, is having a fundamental impact on the way we live our lives and transact our business. It stands in importance on a level with the invention of radio, television and the telephone. From an investment point of view, few of these stocks fall within our GARP discipline and therefore we have chosen to focus on indirect or derivative themes in e-commerce and the Internet.

The media, leisure, entertainment, cable and media content companies continue to provide good capital appreciation and stability to the portfolio. The cable and entertainment stocks in particular provided outstanding returns in 1998 following similar returns in 1997 and so we have begun to take some profits at these prices. The media content and leisure stocks however still provide good upside potential in our opinion, especially Tele-Communications, Inc. Series A Liberty Media Group. Several Internet exposures are held through stocks in this area, as alluded to in the previous paragraph.

In the healthcare, drugs and biotechnology areas, we focused our exposure in the healthcare outsourcing area and reduced our exposure to Physicians Practice Management (PPM) and Health Management Organization (HMO) companies. We have maintained our investments in the drug and biotechnology areas. In early October we initiated positions in Envoy Corp. in the outsourcing area and Conmed Corp. in the medical devices area.

In retailing and business services, we continue to maintain a small exposure. Our most significant exposure remains First Data Corp. and Harte-Hanks Inc., which both have Internet exposure. While the business services exposure remains unchanged, we have reduced our direct retailing exposure.

Outlook

After the Fed easing, the better than expected corporate earnings last autumn and continued low inflation, institutional and retail investors took heart and the flow of funds into equities increased substantially. So far in 1999, that trend has continued with an ever narrowing focus on the large-cap, liquid stocks, led in technology by the "four horsemen", Intel Corp., Microsoft Corp., Cisco Systems Inc., and Dell Computer Corp. These are great companies, which we would love to own but unfortunately they are not priced within the GARP discipline at this time.

So the extraordinary "Goldilocks" economy continues with Gross Domestic Product
(GDP) growth for 1998 at a 14 year high of 4.1%, the lowest inflation level since the late 50's and low interest rates. Institutions and retail investors are still flush with cash (as defined by mutual funds inflows and outflows) and the advent of electronic day trading has created a new category of "investors" who do not subscribe to more traditional equity evaluation methods and investment criteria. What can go wrong? We are concerned about the lack of breadth of the market (the NASDAQ 100 - Russell 2000 spread is at an all time high), the excessive focus on momentum rather than growth and value investing and the torrid pace of new issuances of equity securities. The large-cap "new-era nifty fifty" look expensive to us!

On balance though, we are constructive on the outlook for 1999 with productivity gains and moderate wage gains benefiting the economy. In addition, expenditures for productivity enhancing capital equipment are at a 15 year high and unit labor costs should show very little upward pressure. We believe that we could be looking at 3 - 4% GDP growth in 1999, inflation of 1% and continued productivity gains. This bodes well for corporate profits and thus the equity market.

The Fund has decreased its holdings in the larger mid-cap stocks and increased its holdings in the smaller spectrum of mid-cap stocks. We believe that these smaller stocks are a "call-option" on the next leg of the economic cycle which could come with the rejuvenation of the Asian economies, any accelerating growth in the European economies and the continued strength in the U.S.
economy.

We are looking forward to a successful and prosperous 1999 in the markets and for the Fund. In early January, we were awarded a 5 star overall rating by Morningstar(TM) for our three year performance. This places us in the top 10 percent of all domestic equity funds(1). We received a similar rating from Mutual Fund Magazine. It's gratifying to us that prominent rating services rank the Fund so highly. This is independent confirmation of our outstanding performance.

Needham Growth Fund
-------------------------------------------------------------------------------

Your Investment in the Needham Growth Fund

We as fellow shareholders in the Needham Growth Fund realize that there are thousands of mutual funds for you to choose among to entrust your savings whether your purpose is to invest to fund your retirement, a child's education, travel, a new business or a new home. We will continue to work hard to justify your confidence.

The Needham Growth Fund is a no-load fund. It sells and redeems its shares at the net asset value without any sales charge or redemption fees. The minimum initial investment for individuals, corporations and partnerships, IRA's or trusts is $1500. There is a $100 minimum for subsequent purchases. The minimum for purchases made pursuant to the Needham Growth Fund's Automatic Investment Plan is $1500 with a $50 monthly minimum for subsequent purchases.

The Prospectus sets forth concisely the essential information a prospective investor should know before investing. Investors are advised to read the Prospectus and retain it for future reference. A Statement of Additional Information containing additional and more detailed information about the Needham Growth Fund has been filed with the Securities and Exchange Commission and is incorporated by reference in the Prospectus. A copy of the Statement of Additional Information may be obtained without charge by writing or calling the Needham Growth Fund at the address and telephone number set forth above.

A copy of the Prospectus and the Statement of Additional Information is also available through the Needham Growth Fund web site at http://www.needhamco.com. The Securities and Exhange Commission maintains a web site (http://www.sec.gov) that contains the Prospectus, the Statement of Additional Information, material incorporated by reference and other information regarding the Needham Growth Fund.

The Needham Growth Fund thanks you for your investment, interest, support and confidence. If you have any questions, thoughts or concerns, please do not hesitate to call us at 212/705-0327.

Yours sincerely,

/s/ Peter J. R. Trapp
---------------------
    Peter J. R. Trapp
    Portfolio Manager


                               NEEDHAM GROWTH FUND

                         Comparative Investment Returns

An initial investment of $10,000 as of January 1, 1996 (inception) would be worth $21,008 as of December 31, 1998



In the printed version of the document, a line graph appears which depicts the following plot points:



                  Needham      S&P 400
                  Growth       MIDCAP        DJI         S&P 500
2000 Index        Fund         Index        AVERAGE      Index            Russell
----------        -------      -------      -------      -------          -------
1/2/96            10000        10000        10000        10000            10000
1/31/96           10850.5      10134.043    10543.626    10326.173        9981.33
2/29/96           12160        10460.43     10720.132    10397.772        10283.57
3/29/96           12570        10571.979    10918.524    10480.087        10468.4
4/30/96           13530        10882.758    10883.231    10620.85         11022.57
5/31/96           14430        11012.211    11028.039    10863.572        11452.04
6/28/96           14150        10833.639    11050.415    10888.088        10969.71
7/31/96           13800        10089.974    10804.73     10389.979        10000.95
8/30/96           14320        10655.986    11053.503    10585.456        10566.83
9/30/96           15070        11105.858    11495.079    11158.898        10962.75
10/31/96          15000        11124.679    11782.761    11450.49         10778.55
11/29/96          15281.38     11733.841    12785.903    12290.682        11207.08
12/31/96          15155.86     11732.464    12601.366    12026.367        11476.09
1/31/97           15752.06     12159.842    13314.306    12763.788        11692.57
2/28/97           15835.73     12043.702    13440.646    12839.446        11395.07
3/31/97           15908.95     11514.873    12865.596    12292.306        10841.54
4/30/97           15950.79     11800.863    13697.138    13010.245        10855.46
5/30/97           16662.04     12814.91     14326.496    13772.344        12050.51
6/30/97           16923.53     13158.74     14994.352    14370.789        12544.55
7/31/97           17885.8      14444.546    16068.824    15493.481        13117.7
8/29/97           18063.61     14412.872    14895.918    14603.445        13400.96
9/30/97           18600.61     15224.936    15526.82     15379.67         14362.76
10/31/97          17944.24     14546.915    14543.493    14849.415        13712.06
11/28/97          17753.68     14747.062    15288.15     15511.503        13606.36
12/31/97          17526.67     15303.434    15454.494    15755.524        13831.06
1/30/98           17891.31     14997.246    15451.074    15915.445        13610.47
2/27/98           19374.15     16222.457    16700.253    17036.676        14616.26
3/31/98           18729.96     16939.038    17196.802    17887.585        15212.84
4/30/98           19276.91     17232.372    17711.857    18049.941        15282.78
5/29/98           18766.43     16440.966    17392.498    17710.129        14451.37
6/30/98           19460        17120        18380        19300            14990
7/30/98           18777        16460        19092        18248            13770
8/30/98           15607        13399        16335        15533            11001
9/30/98           16706        14649        17381        16183            11960
10/31/98          18547        15955        18794        17739            12450
11/30/98          18693        16752        19932        18869            13107
12/31/98          21008        18774        20957        18932            13926


The above illustration compares a $10,000 investment in the Needham Growth
Fund on January 1, 1996 to a $10,000 investment in the noted benchmarks on that date. All dividends and capital gain distributions are reinvested.

The Fund's performance takes into account all applicable fees and expenses. The benchmarks are widely accepted unmanaged indices of overall market performance and do not take into account charges, fees and other expenses.

Past performance is not predictive of future performance. The Fund's share price and return will vary so that an investor's shares, when redeemed, may be worth more or less than their original cost.

-------------------------------------------------------------------------------
(1) Morningstar proprietary ratings reflect risk-adjusted performance as of December 31, 1998. The ratings are subject to change every month. Past performance is no guarantee of future results. Morningstar ratings are calculated from a fund's three year, five and ten year (if applicable) average returns in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day Treasury bill returns. The top 10% of the funds in an investment class receive Five (5) Stars. The fund was rated among 2,802 funds in the Domestic Equity class for the three year period.

                                                             Annual Report 1998
-------------------------------------------------------------------------------

Statement of Net Assets

December 31, 1998


                                                               Shares             Value
---------------------------------------------------------------------------------------
Common Stocks - (97.0%)
---------------------------------------------------------------------------------------
Apparel/Footwear Manufacturers - (1.5%)
Wolverine World Wide, Inc.                                     20,000        $  265,000
---------------------------------------------------------------------------------------
Broadcasting - (7.7%)
Tele-Communications, Inc., Series A Liberty Media Group*       30,000         1,381,875
---------------------------------------------------------------------------------------
Business Services - (5.7%)
Convergys Corp. *                                              20,000           447,500
Harte-Hanks, Inc.                                              20,000           570,000
---------------------------------------------------------------------------------------
                                                                              1,017,500
---------------------------------------------------------------------------------------
Cable TV - (9.1%)
Cablevision Systems Corp., Class A *                           15,000           752,813
Comcast Corp., Class A                                         15,000           880,313
---------------------------------------------------------------------------------------
                                                                              1,633,126
---------------------------------------------------------------------------------------
Computer Software - ( 10.5%)
Aspen Technology, Inc. *                                       50,000           725,000
CBT Group Public Limited Co.                                   30,000           446,250
Hyperion Solutions Corp. *                                     10,000           180,000
Novell, Inc. *                                                 30,000           543,750
---------------------------------------------------------------------------------------
                                                                              1,895,000
---------------------------------------------------------------------------------------
Contract Manufacturing & Materials - (11.8%)
Hadco Corp. *                                                  10,000           350,000
Park Electrochemical Corp. *                                   20,000           572,500
Sanmina Corp. *                                                19,090         1,193,125
---------------------------------------------------------------------------------------
                                                                              2,115,625
---------------------------------------------------------------------------------------
Data Processing - (2.6%)
First Data Corp.*                                              15,000           475,313
---------------------------------------------------------------------------------------
Diversified Industries - (1.1%)
Varian Associates, Inc. *                                       5,000           189,375
---------------------------------------------------------------------------------------
Healthcare Outsourcing Services - (5.5%)
Envoy Corp. *                                                  13,000           757,250
PSS World Medical, Inc. *                                      10,000           230,000
---------------------------------------------------------------------------------------
                                                                                987,250
---------------------------------------------------------------------------------------
Hospital & Physician Management - (0.4%)
PhyCor, Inc. *                                                 10,000            68,125
---------------------------------------------------------------------------------------



See accompanying notes to financial statements.

Needham Growth Fund
-------------------------------------------------------------------------------

Statement of Net Assets (continued)

December 31, 1998



                                                               Shares             Value
---------------------------------------------------------------------------------------
Leisure & Entertainment - (9.8%)
Hasbro, Inc.                                                   10,000        $  361,250
News Corp., Ltd. Sponsored ADR                                 20,000           528,750
USA Networks, Inc.                                             15,000           496,875
Viacom, Inc., Class B *                                         5,000           370,000
---------------------------------------------------------------------------------------
                                                                              1,756,875
---------------------------------------------------------------------------------------
Medical Devices - (2.8%)
CONMED Corp. *                                                 15,000           495,000
---------------------------------------------------------------------------------------
Networking & Communications - (10.0%)
3Com Corp. *                                                   10,000           448,125
Ciena Corp. *                                                  20,000           292,500
Fore Systems, Inc. *                                           35,000           640,935
Premisys Communications, Inc. *                                20,000           183,750
Shiva Corp. *                                                  40,000           226,250
---------------------------------------------------------------------------------------
                                                                              1,791,560
---------------------------------------------------------------------------------------
Oil Equipment & Services - (1.3%)
Varco International, Inc. *                                    30,000           232,500
---------------------------------------------------------------------------------------
Pharmaceuticals - (3.1%)
Pharmacia & Upjohn, Inc. *                                     10,000           566,250
---------------------------------------------------------------------------------------
Retailing - (1.1%)
PETCO Animal Supplies, Inc. *                                  20,000           201,250
---------------------------------------------------------------------------------------
Semi-Conductor Manufacturers - (11.7%)
Actel Corp. *                                                  20,000           400,000
Analog Devices, Inc. *                                         20,000           627,500
Atmel Corp. *                                                  30,000           459,375
Galileo Technology, Ltd. *                                     22,500           607,500
---------------------------------------------------------------------------------------
                                                                              2,094,375
---------------------------------------------------------------------------------------
Semi-Conductor Capital Equipment - (1.3%)
Photronics, Inc. *                                             10,000           239,688
---------------------------------------------------------------------------------------
Total Common Stocks (Cost $12,201,169)                                       17,405,687
---------------------------------------------------------------------------------------

                                                                Par
---------------------------------------------------------------------------------------
Short-Term Investments - (1.7%)
Commercial Paper
Burlington Resources 5.20%, Due 01/04/99
(Cost $299,870)                                           $   300,000           299,870
---------------------------------------------------------------------------------------
                                                              Shares
---------------------------------------------------------------------------------------
Investment Companies - (1.5%)
H & Q Healthcare Investors Fund                                10,249           149,892
H & Q Life Sciences Investors Fund                             10,237           122,844
---------------------------------------------------------------------------------------
Total Investment Companies (Cost $314,807)                                      272,736
---------------------------------------------------------------------------------------



See accompanying notes to financial statements.

                                                             Annual Report 1998
-------------------------------------------------------------------------------


                                                                                     Number of
                                                                                     Contracts                     Value
------------------------------------------------------------------------------------------------------------------------
Name/Expiration Date/Strike Price
------------------------------------------------------------------------------------------------------------------------
Put Options Purchased - (0.1%)
Standard & Poor's 500 Index, Jan., $1,150 (Cost $155,150)                                   50             $      13,750
------------------------------------------------------------------------------------------------------------------------
Total Investments - (100.3%)  (Cost $12,970,996)                                                              17,992,043
------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------
Other Liabilities in Excess of Assets - (-0.3%)
------------------------------------------------------------------------------------------------------------------------
Receivable from Brokers for Securities Sold Short and Investment Securities Sold                               1,755,557
Other Assets                                                                                                     114,000
Payable for Investment Securities Purchased                                                                     (110,328)
Payable for Fund Shares Redeemed                                                                                 (66,048)
Net Amounts due to Affiliates                                                                                     (9,642)
Securities Sold Short, at Value (proceeds - $1,734,426)                                                       (1,650,875)
Other Liabilities                                                                                                (78,930)
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 (46,266)
------------------------------------------------------------------------------------------------------------------------
Net Assets - (100.0%) (Applicable to 1,039,181 shares outstanding $.001 par value,
1,000,000,000 shares authorized)                                                                            $ 17,945,777
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption Price Per Share                                                    $      17.27
------------------------------------------------------------------------------------------------------------------------



* Non-Income producing security
ADR - American Depository Receipt


See accompanying notes to financial statements.

Needham Growth Fund
-------------------------------------------------------------------------------

Schedule of Securities Sold Short

December 31, 1998

Name of Issuer                         Shares                     Value
-------------------------------------------------------------------------------
Common Stocks

Barra, Inc.                            10,000               $   236,250

May Department Stores Co.               5,000                   301,875

ProBusiness Services, Inc.              7,500                   341,250

SAP AG - Sponsored ADR                  8,000                   288,500

UBid, Inc.                              2,000                   213,250

Venator Group, Inc.                    20,000                   128,750

Wind River Systems, Inc.                3,000                   141,000


-------------------------------------------------------------------------------
Total Securities Sold Short  (Proceeds $1,734,426)          $ 1,650,875
-------------------------------------------------------------------------------



See accompanying notes to financial statements.

                                                             Annual Report 1998
-------------------------------------------------------------------------------

Statement of Operations

For the year ended December 31, 1998

--------------------------------------------------------------------------------------
Investment Income
--------------------------------------------------------------------------------------
Interest                                                                    $   77,956
Dividends                                                                       66,861
--------------------------------------------------------------------------------------
Total Investment Income                                                        144,817

--------------------------------------------------------------------------------------
Expenses
--------------------------------------------------------------------------------------
Investment Advisory fee                                                        230,585
Administration and Accounting  fee                                              65,000
Distribution fees                                                               46,685
Custodian fee                                                                   44,710
Legal fee                                                                       40,000
Directors' fees                                                                 33,000
Transfer Agent fee                                                              30,000
Audit fee                                                                       27,000
Organization expenses                                                           26,500
Shareholders' reports                                                           20,055
Other expenses                                                                  70,397
--------------------------------------------------------------------------------------
Total Expenses                                                                 633,932
--------------------------------------------------------------------------------------
Expenses Waived and Reimbursable                                              (172,712)
--------------------------------------------------------------------------------------
Net Expenses                                                                   461,220
--------------------------------------------------------------------------------------
Net Investment Loss                                                           (316,403)
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss) on Investment Securities
--------------------------------------------------------------------------------------
Net Realized Gain on Investment Securities                                     859,523
Net Realized Loss on Option Contracts                                       (1,413,201)
Change in Unrealized Appreciation of Investment Securities                   4,157,666
--------------------------------------------------------------------------------------
Net Gain on Investment Securities                                            3,603,988
--------------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations                        $3,287,585
--------------------------------------------------------------------------------------




See accompanying notes to financial statements.

Needham Growth Fund
-------------------------------------------------------------------------------

Statements of Changes in Net Assets


                                                                                Year Ended                     Year Ended
                                                                         December 31, 1998              December 31, 1997
-------------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets
-------------------------------------------------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------------------------------------------------
Net Investment Income (Loss)                                                     $ (316,403)                $      86,118
Net Realized Gain on Investment Securities                                          859,523                     5,483,523
Net Realized Loss on Option Contracts                                            (1,413,201)                   (2,314,395)
Change in Unrealized Appreciation (Depreciation)
   of Investment Securities                                                       4,157,666                      (267,995)
-------------------------------------------------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations                              3,287,585                     2,987,251
-------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------
Distributions From:
-------------------------------------------------------------------------------------------------------------------------
Net Investment Income                                                                (6,838)                      (76,131)
Net Realized Gains                                                                   (4,559)                   (3,428,667)
In Excess of Net Realized Gains                                                          --                       (37,925)
-------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                                 (11,397)                   (3,542,723)
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions (1):
-------------------------------------------------------------------------------------------------------------------------
Shares Issued                                                                     3,303,039                    23,293,242
Shares Issued in Reinvestment of Distributions                                       10,402                     3,271,954
Shares Redeemed                                                                 (10,412,888)                  (18,620,014)
-------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) from Capital Share Transactions                          (7,099,447)                    7,945,182
-------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------
Total Increase (Decrease) in Net Assets                                          (3,823,259)                    7,389,710
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
Net Assets
-------------------------------------------------------------------------------------------------------------------------
Beginning of Year                                                                21,769,036                    14,379,326
End of Year                                                                     $17,945,777                   $21,769,036

-------------------------------------------------------------------------------------------------------------------------
(1) Shares Issued and Redeemed:
-------------------------------------------------------------------------------------------------------------------------
Shares Issued                                                                       216,122                     1,459,181
Shares Reinvested                                                                       768                       218,994
Shares Redeemed                                                                    (687,394)                   (1,160,681)
-------------------------------------------------------------------------------------------------------------------------
                                                                                   (470,504)                      517,494
-------------------------------------------------------------------------------------------------------------------------



See accompanying notes to financial statements.

                                                              Annual Report 1998
--------------------------------------------------------------------------------

Financial Highlights



                                                         Year Ended           Year Ended             Year Ended
For a Share Outstanding Throughout each Year          December 31, 1998    December 31, 1997    December 31, 1996(*)
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                       $    14.42           $    14.49             $ 10.00
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
Income From Investment Operations
--------------------------------------------------------------------------------------------------------------------
Net Investment Income (Loss)                                  (0.30)                0.06               (0.11)
Net Gain on Securities (Realized and Unrealized)               3.16                 2.26                5.27
--------------------------------------------------------------------------------------------------------------------
Total From Investment Operations                               2.86                 2.32                5.16
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
Less Distributions
--------------------------------------------------------------------------------------------------------------------
Net Investment Income                                         (0.01)               (0.05)                 --
Net Realized Gains                                            --                   (2.31)              (0.67)
In Excess of Net Realized Gains                               --                   (0.03)                 --
--------------------------------------------------------------------------------------------------------------------
Total Distributions                                           (0.01)               (2.39)              (0.67)
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                             $    17.27            $   14.42             $ 14.49
--------------------------------------------------------------------------------------------------------------------
Total Return                                                  19.85%               15.66%              51.56%
--------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (thousands)                      $   17,946              $21,769             $14,379
--------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
--------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets                        2.50%(a)             2.50%(a)            2.50%(a)
Ratio of Net Investment Income (Loss) to
    Average Net Assets                                        (1.72)%(a)            0.37%(a)           (1.27)%(a)
Portfolio Turnover Rate                                      585.63%              724.08%             568.93%



(a) Had certain waivers and reimbursements not been in effect, the ratio of expenses to average net assets, for the years ended December 31, 1998, 1997 and 1996 would have been 3.44%, 3.29% and 4.60%, respectively and the ratio of net investment income (loss) to average net assets, for the years ended December 31, 1998, 1997 and 1996 would have been (2.66%), (0.42%) and
    (3.37%), respectively.

(*) Fund commenced operations on January 1, 1996.


See accompanying notes to financial statements.

Needham Growth Fund
-------------------------------------------------------------------------------

Notes to Financial Statements

1.  Organization

Needham Growth Fund (the "Fund") is a portfolio of The Needham Funds, Inc., which is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Needham Funds, Inc. was organized as a Maryland corporation on October 12, 1995. Prior to the Fund's commencement of operations on January 1, 1996, it had no operations other than the issuance of 54,000 shares for $540,000.

2.  Significant Accounting Policies

Security Valuation: Investments in securities (including options) listed or traded on a nationally recognized securities exchange are valued at the last quoted sales price on the date the valuations are made. Securities regularly traded in the over-the-counter market are valued at the last quoted sales price on the NASDAQ System. If no sales price is available for a listed or NASDAQ security, or if the security is not listed on NASDAQ, such security is valued at a price equal to the mean of the latest bid and ask prices. All other securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors.

Federal Income Taxes: The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Therefore, no federal income tax provision is required. During the year ended December 31, 1998, the Fund reclassed $313,254 of accumulated net investment loss to paid-in-capital. Net investment loss and net assets were not affected by this reclassification. At December 31, 1998, the Fund had a capital loss carryforward for federal income tax purposes of $838,712, which is available as a reduction of future net capital gains realized before the year 2006.

Organizational Costs: Organizational costs have been capitalized and are being amortized on a straight line basis over a period of 60 months.

Other: Security transactions are accounted for on the date the securities are purchased or sold. Costs used in determining realized gains and losses on the sale of investment securities are those of specific securities sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

Use of Estimates: The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.  Investment Advisory And Administrative Services

The Fund has engaged Needham Investment Management L.L.C. (the "Advisor") to manage its investments. The Fund pays the Advisor a fee at the annual rate of 1.25% of the average daily net asset value of the Fund.

The Advisor has voluntarily agreed to waive its fee and to reimburse expenses of the Fund in an amount that operates to limit annual operating expenses for the year ended December 31, 1998 to not more than 2.50% of average daily net assets. For the year ended December 31, 1998, the Advisor waived $172,712 of its fee. Included in the Statement of Net Assets as of December 31, 1998, is net amounts due to affiliates of $9,642, which represents investment advisory fee payable net of amounts to be reimbursed to the Fund from the Advisor.

PFPC, Inc. ("PFPC") acts as the Fund's Administrator. The Fund pays PFPC a fee at the annual rate of 0.10% of the average daily net asset value of the Fund, subject to certain minimums. PFPC also acts as the Fund's shareholder servicing agent and transfer agent.

Certain officers and directors of the Fund are also officers and directors of the Advisor.

4.  Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the Fund pays Needham & Company, Inc., an affiliate of the Advisor, and any other distributor or financial institution with which the Fund has an agreement, a fee at an annual rate of
0.25 of 1% of the Fund's daily average net assets. For the year ended December 31, 1998, the Fund incurred $46,685 of distribution fees, which were primarily paid to Needham & Company, Inc.

                                                             Annual Report 1998
-------------------------------------------------------------------------------

5.  Investment Transactions

The following summarizes the aggregate amount of purchases and sales of investment securities and securities sold short, excluding short-term securities, during the year ended December 31, 1998.

                              Purchases           Sales
                              ---------           -----
Long transactions           $ 100,512,585      $103,864,205
Short sale transactions        36,799,189        34,007,594
-----------------------------------------------------------
Total                        $137,311,774      $137,871,799
-----------------------------------------------------------

At December 31, 1998, net unrealized appreciation of $5,104,598 was comprised of gross unrealized appreciation and depreciation for financial reporting and federal income tax purposes of $5,857,150 and $752,552, respectively.

6.  Option Transactions

The Fund may write call options on securities it owns or has the right to acquire, and may purchase put and call options on individual securities and indices written by others. Put and call options give the holder the right to sell or purchase, respectively, a specified amount of a security at a specified price on a certain date.

Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premium paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Options on stock indices differ from options on securities in that the exercise of an option on a stock index does not involve delivery of the actual underlying security and is settled in cash only.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are recorded by the Fund on the expiration date as realized gains from option transactions. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss equal to the difference between the cost of a closing purchase transaction and the premium received when the call option was written. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss.

A summary of call options written by the Fund for the year ended December 31, 1998 is as follows:

                                  Number of          Premium
Options Written                   Contracts         Received
------------------------------------------------------------
Options outstanding at
  January 1, 1998                      0                 $0
Options written                      250            110,496
Options expired                     (100)           (58,448)
Options exercised                   (150)           (52,048)
Options terminated in
 closing transactions                  0                  0
------------------------------------------------------------
Options outstanding at
  December 31, 1998                    0                 $0
------------------------------------------------------------

7.  Short Sale Transactions

During the year ended December 31, 1998, the Fund sold securities short. An equivalent amount of securities owned by the Fund are segregated as collateral while the short sale is outstanding. At December 31, 1998, the market value of securities separately segregated to cover short positions was $1,809,375. For financial statement purposes, an amount equal to the settlement amount is included in the Statement of Net Assets as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. Securities sold short at December 31, 1998 and their related market values and proceeds are set forth in the Schedule of Securities Sold Short.

8.  Components of Net Assets

At December 31, 1998 net assets consisted of:

Paid-in-Capital                                $13,437,341
Accumulated Net
 Realized Loss                                    (596,162)
Net Unrealized Appreciation
 of Investment Securities                        5,104,598
----------------------------------------------------------
Total Net Assets                               $17,945,777
----------------------------------------------------------

Needham Growth Fund
-------------------------------------------------------------------------------

Report of Independent Public Accountants

To the Shareholders and Board of Directors of Needham Growth Fund:

We have audited the accompanying statement of net assets of Needham Growth Fund (a portfolio of The Needham Funds, Inc.), including the schedule of securities sold short, as of December 31, 1998, and the related statements of operations, changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial statements of Needham Growth Fund as of December 31, 1997, were audited by other auditors whose report dated February 23, 1998, expressed an unqualified opinion on those statements.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Needham Growth Fund as of December 31, 1998, the results of its operations, changes in its net assets and financial highlights for the year then ended, in conformity with generally accepted accounting principles.




                                  /s/ Arthur Anderson LLP
                                  -----------------------
                                      Arthur Anderson LLP





New York, New York
February 19, 1999

                                                             Annual Report 1998
-------------------------------------------------------------------------------


Tax Information (unaudited)

During 1998, the Fund made the following distribution which you may have received depending on your ownership at the time of the distribution:


                                              Long-Term
Record        Payment               Ordinary    Capital
 Date          Date       Total      Income      Gains
-------------------------------------------------------

09/14/98     09/17/98    $0.010      $0.006      $0.004
-------------------------------------------------------

The distribution of ordinary income paid to you in cash or reinvested in your account during 1998 is taxable as ordinary income for Federal income tax purposes.

Distributions of long-term capital gains are taxable as such whether paid to you in cash or reinvested in your account during 1998, regardless of the length of time shares were held by you. This distribution of long-term capital gains is subject to a maximum tax rate of 20 percent; the Fund made no distributions subject to a maximum tax rate of 28 percent.

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                                                                            IBC1

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BC1

                                 [NEEDHAM LOGO]

Needham Growth Fund
445 Park Avenue
New York, New York 10022-2606
1-800-625-7071

Investment Advisor:
Needham Investment Management L.L.C.
445 Park Avenue
New York, NY 10022-2606

President
---------
John C. Michaelson

Executive Vice President
and Portfolio Manager
------------------------
Peter J. R. Trapp

Directors
---------
George A. Needham
John C. Michaelson
Roger W. Johnson
James P. Poitras
F. Randall Smith

Distributor:
Needham & Company, Inc.
445 Park Avenue
New York, NY 10022-2606
212-371-8300

Administrator, Shareholder Servicing
Agent and Transfer Agent:
PFPC Inc.
400 Bellevue Parkway
Wilmington, DE 19809
1-800-625-7071

Custodian:
PNC Bank, N.A.
200 Stevens Drive
Airport Business Center
Lester, PA 19113

Counsel:
Fulbright & Jaworski L.L.P.
666 Fifth Avenue
New York, NY 10103

Independent Accountants:
Arthur Andersen LLP
1345 Avenue of the Americas
New York, NY 10105